UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2013

REVETT MINERALS INC.
(Exact name of small business issuer in its charter)

Canada	91-1965912
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 Other

On April 15, 2013, the Company’s Board of Directors approved an amendment and restatement of its shareholder rights plan, which was last amended and restated on May 10, 2010 (the “Rights Plan”).

The primary purpose of the amendment and restatement is to extend the Rights Plan to June 28, 2016. The Rights Plan would otherwise expire on June 30, 2013. The amendment and restatement is subject to confirmation by shareholders at its upcoming annual and special meeting of shareholders scheduled to be held on June 4, 2013.

A copy of the Amended and Restated Rights Plan dated April 15, 2013 between the Company and Computershare Investor Services Inc. is included as exhibit 99.1 of this filing and may also be obtained by contacting the Secretary of the Company.

ITEM 9.01 Financial Statements and Exhibits

99.1	Amended and Restated Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINERALS INC
(registrant)

Date: April 16, 2013	By: /s/ Ken Eickerman
Ken Eickerman
Chief Financial Officer